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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                   DATE OF REPORT:          NOVEMBER 22, 2000
                                   ---------------------------------
                                   (DATE OF EARLIEST EVENT REPORTED)


                   INSURANCE MANAGEMENT SOLUTIONS GROUP, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    Florida                       000-25273                     59-3422536
---------------               ----------------            ----------------------
(STATE OR OTHER               (COMMISSION FILE               (I.R.S. EMPLOYER
JURISDICTION OF                    NUMBER)                IDENTIFICATION NUMBER)
INCORPORATION)


           360 Central Avenue
         St. Petersburg, Florida                                   33701
----------------------------------------                        ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


                                 (727) 803-2040
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  Insurance Management Solutions Group, Inc. (the "Company") is filing this Current Report on Form 8-K to report that it has received notification from The Nasdaq Stock Market that the Company's common stock will be delisted from trading on the Nasdaq National Market at the opening of business on February 22, 2001. Such notification indicated that this action is being taken by Nasdaq as a result of the failure of the Company's common stock to satisfy the maintenance criteria for continued listing on the Nasdaq National Market. Based upon information presently available to the Company, including the current minimum bid price for the Company's common stock, the Company does not believe it will have grounds to contest such delisting. In light of such action, the Company intends to explore other opportunities to provide a liquid market for its common stock, including possible trading in the over-the-counter (OTC) market, although no assurances can be given that such a liquid market can or will be provided.

                  A copy of the Company's press release, dated November 29, 2000, announcing the foregoing events, is filed as Exhibit 99 to this current report on Form 8-K.

                  Certain statements contained in this report, including statements regarding the pending delisting of the Company's common stock from trading on the Nasdaq National Market and the potential for future trading on the OTC market, and the statements contained herein regarding matters that are not historical facts, are "forward-looking" statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements include, but are not limited to, changes in the market price of the Company's common stock, and difficulties in obtaining or retaining market makers for the Company's common stock.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                           NOT APPLICABLE

         (b)      PRO FORMA FINANCIAL INFORMATION.

                           NOT APPLICABLE



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         (c)      EXHIBITS.

99       Press Release, dated November 29, 2000
























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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   INSURANCE MANAGEMENT SOLUTIONS GROUP, INC.


                                   By: /s/ David M. Howard
                                       -----------------------------------------
                                           David M. Howard
                                           President and Chief Executive Officer

Date: November 29, 2000






















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                                  EXHIBIT INDEX


EXHIBIT NO.                     DESCRIPTION
-----------                     -----------

    99           Press Release, dated November 29, 2000























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